                                   EXHIBIT 10

                                                             ARTHUR ANDERSEN




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-70153 for Hartford Life Insurance Company Separate Account Seven on Form N-4.


Hartford, Connecticut                        /s/ Arthur Andersen LLP
August 25, 2000